SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                Date of Report (Date of Earliest Event Reported):

                                 October 1, 1998

                        Modis Professional Services, Inc.
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             (Exact name of registrant as specified in its charter)

        Florida                        0-24484                   59-3116655
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(State of Incorporation)      (Commission file number)         (IRS Employer
                                                             Identification No.)

                   1 Independent Drive, Jacksonville, FL 32202
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           (Address of principal executive office including zip code)

                                 (904) 360-2000
                         -------------------------------
                         (Registrant's telephone number)


Item 2.  Acquisition or Disposition of Assets

     On October 1, 1998, Modis Professional Services, Inc., formerly AccuStaff Incorporated (the "Company"), completed the sale of its commercial staffing business for $850 million in cash to Randstad US, L.P., the U.S. operating company of Randstad Holding nv, an international staffing company based in The Netherlands.

     The after-tax cash proceeds will be used to pay-off borrowings, for future acquisitions and for other corporate purposes.

     The foregoing description of the sale to Randstad U.S., L.P., is not intended to be complete and is qualified in its entirety by reference to the acquisition agreement among Randstad Holding nv, Randstad US, L.P., and the Company, which is filed as Exhibit 2 hereto and is hereby incorporated by reference herein.

     Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

Item 5.  Other Events

     The Company changed its name to Modis Professional Services, Inc. on October 1, 1998. In addition, on October 1, 1998, the Company changed its trading symbol on the New York Stock Exchange from "ASI" to "MPS".

     The Company also announced on October 1, 1998 that it will issue a Notice of Redemption to the holders of the Company's 7% Convertible Senior Notes due 2002 (the "Notes"). The Company will redeem the Notes at a redemption price equal to 104% of their principal amount (the "Redemption Price"). The Redemption Price will become due and payable on November 1, 1998, and interest on the Notes will cease to accrue on and after November 1, 1998. The Notes' November 1, 1998 interest payment will be made in the usual manner.

     The Notes are convertible into shares of the Company's common stock. The right to convert Notes called for Redemption will terminate at the close of business on October 30, 1998. If the Conversion Privilege is exercised, the holder of a Note will receive the number of shares of the Company's common stock that results from dividing the principal amount of the Notes to be converted by the current conversion price of $11.35 per share.

     As of September 30, 1998, the Company had $86,250,000 in principal amount of Notes outstanding. The Notes were originally issued by Career Horizons, Inc., before such Company was acquired and became a subsidiary of the Company.

     Reference is made to the press release filed as Exhibit 99.2 hereto. The information set forth in Exhibit 99.2 is hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of businesses acquired.

               Not applicable

        (b)  Pro Forma financial information.

               Pro forma financial information will be filed by amendment to this Form 8-K no later than October 16, 1998.

        (c)  Exhibits

        (2) Acquisition Agreement dated as of August 27, 1998 among Randstad Holding nv, Randstad US, L.P. and AccuStaff Incorporated and as amended as of September 3, 1998 and September 11, 1998.

     (99.1) Modis Professional Services, Inc. Press Release issued October 1, 1998.

     (99.2) Modis Professional Services, Inc. Press Release issued October 1, 1998.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Modis Professional Services, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 1, 1998

                                         MODIS PROFESSIONAL SERVICES, INC.


                                         By: /s/ Robert P. Crouch
                                             -----------------------------
                                         Name:  Robert P. Crouch
                                         Title: Vice President and Controller